Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
Third Quarter Revenue Totaled $134.6 Million
Third Quarter GAAP Net Loss of $23.1 Million, or GAAP EPS of ($0.22); Third Quarter Non-GAAP Adjusted Net Income1 of $13.7 Million and Non-GAAP Adjusted EPS1 of $0.13
Third Quarter Non-GAAP Adjusted EBITDA2 Totaled $22.0 Million
Austin, TX – February 5, 2025 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal third quarter ended December 31, 2024.
Recent Financial Highlights:
•Fiscal third quarter of 2025 revenue totaled $134.6 million, representing an increase of 13% quarter-over-quarter as compared to the fiscal second quarter of 2025, and a decline of 6% year-over-year as compared to the fiscal third quarter of 2024.
•GAAP net loss for the fiscal third quarter of 2025 was $23.1 million, or ($0.22) per share, as compared to GAAP net loss for the fiscal third quarter of 2024 of $14.1 million, or ($0.14) per share. Non-GAAP adjusted net income1 for the fiscal third quarter of 2025 was $13.7 million, or $0.13 per share, as compared to Non-GAAP adjusted net income1 of $15.6 million, or $0.15 per share, in the fiscal third quarter of 2024.
•Non-GAAP adjusted EBITDA2 for the fiscal third quarter of 2025 was $22.0 million, representing an increase of 44% quarter-over-quarter as compared to the fiscal second quarter of 2025, and a decline of 14% year-over-year as compared to Non-GAAP adjusted EBITDA2 of $25.4 million in the fiscal third quarter of 2024.
•Non-GAAP free cash flow3 totaled $6.4 million in the fiscal third quarter of 2025.
“Our financial results exceeded our expectations in the December quarter with improved execution and the enactment of transformational profit-optimization measures driving improved operating performance and free cash flow,” said Bill Stone, CEO. “Strong advertiser and publisher demand for our increasingly wide array of On-Device product offerings and continuing growth in spending from leading advertising agencies and brand advertisers on our App Growth Platform were important revenue drivers. We are raising our fiscal 2025 outlook, which implies year-over-year revenue growth in the March quarter with more material year-over-year growth in EBITDA. We believe that our future is bright, and I am extremely grateful for the resilience, focus and hustle prominently displayed throughout the organization as Digital Turbine returns to a growth company.”
Fiscal 2025 Third Quarter Financial Results

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

Total revenue for the third quarter of fiscal 2025 was $134.6 million. Total On Device Solutions revenue before intercompany eliminations was $91.7 million. Total App Growth Platform revenue before intercompany eliminations was $44.2 million.
GAAP net loss for the third quarter of fiscal 2025 was $23.1 million, or ($0.22) per share, as compared to GAAP net loss for the third quarter of fiscal 2024 of $14.1 million, or ($0.14) per share.
Non-GAAP adjusted net income1 for the third quarter of fiscal 2025 was $13.7 million, or $0.13 per share, as compared to Non-GAAP adjusted net income1 of $15.6 million, or $0.15 per share, in the third quarter of fiscal 2024.
Non-GAAP adjusted EBITDA2 for the third quarter of fiscal 2025 was $22.0 million, as compared to Non-GAAP adjusted EBITDA2 for the third quarter of fiscal 2024 of $25.4 million.
Business Outlook
Based on information available as of February 5, 2025, the Company is raising its annual guidance, and currently expects the following for fiscal year 2025:
•Revenue of between $485 million and $490 million
•Non-GAAP adjusted EBITDA2 of between $69 million and $71 million
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call
Management will host a conference call and webcast today at 4:30 p.m. ET to discuss its fiscal 2025 third quarter financial results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https://app.webinar.net/r46V3JYXmyx. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 8775045. A live and archived webcast of the call can be accessed via the Investor Relations section of Digital Turbine’s website. The webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

For those unable to join the live call, a playback will be available through February 12th, 2025. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 3909564.

An online webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, business transformation costs, transaction-related expenses, severance costs, changes in fair value of contingent considerations, contract settlement fees, and tax adjustments. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax (benefit) provision, transaction-related expenses, contract settlement fees, changes in fair value of contingent considerations, and severance costs. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs, contract settlement fees, and depreciation of software included in other direct costs of revenue. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We have a history of net losses
•We have a limited operating history for our current portfolio of assets.
•Growth may place significant demands on our management and our infrastructure.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

•The risk of impairment of our goodwill.
•The effects of the current and any future general downturns in the U.S. and the global economy, including financial market disruptions.
•Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•Our business and reputation could be impacted by information technology system failures and network disruptions
•System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.
•Our business and growth may suffer if we are unable to hire and retain key talent.
•If we are unable to maintain our corporate culture, our business could be harmed.
•Our transformation activities and reduction in force may not adequately reduce our operating costs or improve our operating margins or cash flows, may lead to additional workforce attrition and may cause operational disruptions.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•Adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions.
•Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
•Litigation may harm out business.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including conflicts, financial markets, and inflation.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape.
Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Governmental regulation of our marketing methods.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have secured and unsecured indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•A material weakness in our internal control over financial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our financial statements.

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

•Maintaining and improvising financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10-K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(Unaudited)
(in thousands, except share and per share amounts)

	Three months ended December 31,		Nine months ended December 31,
	2024	2023	2024	2023
Net revenue	$134,637	$142,634	$371,354	$432,259
Costs of revenue and operating expenses
Revenue share	69,947	70,364	182,092	208,675
Other direct costs of revenue	8,954	8,614	25,182	27,244
Product development	10,203	13,036	30,350	42,873
Sales and marketing	15,494	14,432	47,628	45,546
General and administrative	42,792	45,455	128,485	127,339
Impairment of goodwill	—	—	—	147,181
Total costs of revenue and operating expenses	147,390	151,901	413,737	598,858
Loss from operations	(12,753)	(9,267)	(42,383)	(166,599)
Interest and other income (expense), net
Change in fair value of contingent consideration	(500)	—	(300)	372
Interest expense, net	(8,446)	(7,666)	(25,928)	(22,900)
Foreign exchange transaction gain	1,037	338	879	155
Other expense, net	(57)	(311)	21	(67)
Total interest and other expense, net	(7,966)	(7,639)	(25,328)	(22,440)
Loss before income taxes	(20,719)	(16,906)	(67,711)	(189,039)
Income tax provision (benefit)	2,412	(2,845)	5,562	(5,097)
Net loss	(23,131)	(14,061)	(73,273)	(183,942)
Less: net loss attributable to non-controlling interest	—	—	—	(220)
Net loss attributable to Digital Turbine, Inc.	(23,131)	(14,061)	(73,273)	(183,722)
Other comprehensive income (loss)
Foreign currency translation gain (loss)	(4,119)	3,585	(3,175)	(3,809)
Comprehensive loss	(27,250)	(10,476)	(76,448)	(187,751)
Less: comprehensive income attributable to non-controlling interest	—	—	—	519
Comprehensive loss attributable to Digital Turbine, Inc.	$(27,250)	$(10,476)	$(76,448)	$(188,270)
Net loss per common share
Basic	$(0.22)	$(0.14)	$(0.71)	$(1.83)
Diluted	$(0.22)	$(0.14)	$(0.71)	$(1.83)
Weighted-average common shares outstanding
Basic	104,148	101,376	103,201	100,643
Diluted	104,148	101,376	103,201	100,643

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	December 31, 2024	March 31, 2024
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$35,314	$33,605
Accounts receivable, net	199,511	191,015
Prepaid expenses	6,877	7,704
Other current assets	12,418	10,017
Total current assets	254,120	242,341
Property and equipment, net	49,625	45,782
Right-of-use assets	10,631	9,127
Intangible assets, net	270,262	313,505
Goodwill	221,080	220,072
Other non-current assets	33,992	34,713
TOTAL ASSETS	$839,710	$865,540

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$147,732	$159,200
Accrued revenue share	34,296	33,934
Accrued compensation	8,475	7,209
Acquisition purchase price liabilities	1,903	—
Other current liabilities	47,831	35,681
Total current liabilities	240,237	236,024
Long-term debt, net of debt issuance costs	408,154	383,490
Deferred tax liabilities, net	14,903	20,424
Other non-current liabilities	12,853	11,670
Total liabilities	676,147	651,608
Commitments and contingencies
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 105,593,103 issued and 104,834,978 outstanding at December 31, 2024; 102,877,057 issued and 102,118,932 outstanding at March 31, 2024	10	10
Additional paid-in capital	884,270	858,191
Treasury stock (758,125 shares at December 31, 2024 and March 31, 2024)	(71)	(71)
Accumulated other comprehensive loss	(52,130)	(48,955)
Accumulated deficit	(668,616)	(595,343)
Total stockholders’ equity	163,563	213,932
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$839,710	$865,540

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended December 31,
	2024	2023
Cash flows from operating activities:
Net (loss) income	$(23,131)	$(14,061)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	19,613	21,008
Non-cash interest expense	533	209
Allowance for credit losses	846	1,348
Stock-based compensation expense	8,250	7,987
Change in estimate of remaining contingent consideration	500	—
Right-of-use asset	238	(1,272)
Foreign exchange transaction gain	(1,037)	(338)
(Increase) decrease in assets:
Accounts receivable, gross	(9,091)	(27,790)
Prepaid expenses	143	(2,484)
Other current assets	(43)	(2,680)
Other non-current assets	284	(1,205)
Increase (decrease) in liabilities:
Accounts payable	(7)	19,799
Accrued revenue share	5,022	11,537
Accrued compensation	1,244	(743)
Other current liabilities	9,719	(2,788)
Deferred income taxes	(2,243)	1,723
Other non-current liabilities	(397)	1,411
Net cash provided by operating activities	10,443	11,661
Cash flows from investing activities
Equity investments	—	(9,678)
Business acquisitions, net of cash acquired	—	65
Capital expenditures	(7,125)	(3,107)
Net cash used in investing activities	(7,125)	(12,720)
Cash flows from financing activities
Proceeds from borrowings	—	8,000
Payment of debt issuance costs	(66)	—
Repayment of debt obligations	—	(17,998)
Payment of withholding taxes for net share settlement of equity awards	(71)	(139)
Options exercised	10	57
Net cash used in financing activities	(127)	(10,080)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(642)	1,955
Net change in cash and cash equivalents and restricted cash	2,549	(9,184)
Cash and cash equivalents and restricted cash, beginning of period	32,765	58,649
Cash and cash equivalents and restricted cash, end of period	$35,314	$49,465

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended December 31,
	2024	2023	% Change
On Device Solutions	$91,736	$94,298	(3)%
App Growth Platform	44,241	49,181	(10)%
Elimination	(1,340)	(845)	59%
Consolidated	$134,637	$142,634	(6)%

GAAP (LOSS) INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended December 31,
	2024	2023
Net revenue	$134,637	$142,634
(Loss) income from operations	(12,753)	(9,267)
Add-back items:
Product development	10,203	13,036
Sales and marketing	15,494	14,432
General and administrative	42,792	45,455
Depreciation of software included in other direct costs of revenue	17	572
Contract settlement fees	3,800	—
Non-GAAP gross profit	$59,553	$64,228
Non-GAAP gross profit percentage	44%	45%

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended December 31,
	2024	2023
Net (loss) income	$(23,131)	(14,061)
Add-back items:
Stock-based compensation expense	8,250	7,987
Amortization of intangibles	13,474	15,936
Change in fair value of contingent consideration	500	—
Tax adjustment (1)	7,685	—
Business transformation costs	667	4,763
Transaction-related expenses	207	46
Severance costs	2,220	909
Contract settlement fees	3,800	—
Non-GAAP adjusted net income	$13,672	$15,580
Non-GAAP adjusted net income per common share	$0.13	$0.15
Weighted-average common shares outstanding, diluted	105,851	103,459
(1) Valuation allowance

Digital Turbine Reports Fiscal 2025 Third Quarter Financial Results
February 5, 2025

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended December 31,
	2024	2023
Net (loss) income	$(23,131)	$(14,061)
Add-back items:
Stock-based compensation expense	8,250	7,987
Depreciation and amortization	19,613	21,008
Interest expense, net	8,446	7,666
Other expense, net	57	311
Change in fair value of contingent consideration	500	—
Business transformation costs	667	4,763
Foreign exchange transaction (gain) loss	(1,037)	(338)
Income tax provision (benefit)	2,412	(2,845)
Transaction-related expenses	207	46
Severance costs	2,220	909
Contract settlement fees	3,800	—
Non-GAAP adjusted EBITDA	$22,004	$25,446

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended December 31,
	2024	2023
Net cash provided by operating activities	$10,443	$11,661
Capital expenditures	(7,125)	(3,107)
Transaction-related expenses	207	46
Severance costs	2,220	909
Business transformation costs	667	4,763
Non-GAAP free cash flow provided (used) by operations	$6,412	$14,272